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                                                                    EXHIBIT 10.3

                    AMENDMENT NUMBER THREE TO LOAN AGREEMENT


     This is an Amendment to the Loan Agreement dated as of December 2, 1994, between ARI NETWORK SERVICES, INC. ("ARI") WITECH CORPORATION ("WITECH") and QUAESTUS LIMITED PARTNERSHIP ("QLP" or together with WITECH, the "LENDERS") is entered into as of the 31 day of May, 1996.

     NOW, THEREFORE, the parties agree as follows:

     1. The reference in Paragraph 6.2 to "Six Million Five Hundred Thousand Dollars ($6,500,000)" is deleted and "Five Million Three Hundred Thousand Dollars ($5,300,000)" is substituted therefor.

     2. Subject to the amendment described herein, the Loan Agreement and associated documents and agreements remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers as of the date first above written.


WITECH CORPORATION                           ARI NETWORK SERVICES, INC.
INC.

By:    /s/ Francis Brzezinski          By:    /s/ Brian E. Dearing
   ------------------------------         ---------------------------------

Title:    President                    Title:    President and CEO
       --------------------------             -----------------------------



QLP LIMITED PARTNERSHIP

By:  /s/  Richard Weening
   ------------------------------

Title:  President of Managing General Partner
       --------------------------------------